Execution Version TEMPORARY LIMITED WAIVER AND CONSENT This TEMPORARY LIMITED WAIVER AND CONSENT (this “Agreement”) is entered into as of September 1, 2016, by and among Basic Energy Services, Inc., as Borrower, the guarantors party hereto (together with Borrower, the “Loan Parties”), the financial institutions party hereto as Lenders under the Credit Agreement (as hereinafter defined), and U.S. Bank National Association, as Administrative Agent for the Lenders (in such capacity, “Agent” and collectively with the Lenders, the “Lender Parties”). RECITALS A. Borrower, the other Loan Parties, Agent and the Lenders (including the Lenders party hereto) are parties to that certain Credit Agreement, dated as of February 17, 2016 (as has been amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which, among other things, the Lenders agreed, upon the terms and subject to the conditions set forth in the Credit Agreement, to make certain loans to Borrower. B. Borrower, the other Loan Parties, the Agent and the Lenders party hereto entered into the Temporary Limited Waiver and Consent on August 31, 2016 (the “Existing Waiver”) pursuant to which, among other things, such Lenders and the Agent waived, on the terms and subject to the conditions set forth in the Existing Waiver, the Borrower’s failure to cause not less than 95% of the Term Loan Priority Collateral (measured exclusive of any proceeds of the Loans held in the Escrow Account) to become subject to a perfected, first priority Lien in favor of the Agent for the benefit of the Secured Parties (prior to all other Liens other than Liens permitted pursuant to Section 7.01 of the Credit Agreement) on or prior to August 31, 2016 (the “Waived Event of Default”). C. Any failure of the Borrower and its consolidated Subsidiaries to maintain unrestricted cash balances and Cash Equivalents of at least $50,000,000 constitutes an Event of Default under Section 8.01(k) of the Credit Agreement (the “Anticipated Events of Default”). D. Borrower has requested that Agent and the Lender Parties temporarily waive during the Temporary Limited Waiver Period (as defined below) the Anticipated Event of Default. E. Borrower previously disclosed to the Agent and the Lenders that it has failed to make the interest payment that was due and payable on August 15, 2016 with respect to the Borrower’s 2019 Senior Notes, such 2019 Senior Notes having an aggregate principal amount of more than $15,000,000 (the “Specified Default”). F. Upon the terms and subject to the conditions set forth in this Agreement, the Lenders party hereto, which constitute Required Lenders as of the Effective Date have agreed, except as expressly set forth herein, to temporarily waive the Anticipated Event of Default during the Temporary Limited Waiver Period.

2 NOW, THEREFORE, in consideration of the foregoing, the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: SECTION 1. Definitions. Unless otherwise defined in this Agreement, capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement. All references to herein, hereto and words of similar import mean this Agreement. SECTION 2. Confirmation by Loan Parties of Obligations and Anticipated Event of Default. Each Loan Party acknowledges and agrees that, as of the Effective Date, the aggregate outstanding principal balance of the Loans under the Credit Agreement is $164,587,500.00, exclusive of interest, fees, expenses and other amounts that are chargeable or otherwise reimbursable under the Credit Agreement and the other Loan Documents, all of which the Loan Parties hereby acknowledge and agree are outstanding and payable in accordance with the Loan Documents. Each Loan Party further acknowledges and agrees that (x) in addition to any other rights and remedies that the Lender Parties may have under the Loan Documents, at law, in equity or otherwise, in the absence of the Temporary Limited Waiver (as defined below), the Anticipated Event of Default would permit the Lender Parties to accelerate all or any portion of the Obligations in accordance with Section 8.02 of the Credit Agreement and (y) solely with respect to the Anticipated Event of Default, this Agreement constitutes a notice of the occurrence of any Default as required by Section 6.03(a) of the Credit Agreement. SECTION 3. Temporary Limited Waiver; Temporary Limited Waiver Default Rights and Remedies. (a) In reliance upon the representations, warranties and covenants of the Loan Parties contained in this Agreement, and upon the terms and subject to the conditions of this Agreement, effective as of the Effective Date, each of the Lender Parties hereby waives the Anticipated Event of Default until the Temporary Limited Waiver Period ends in accordance with the terms hereof; provided that nothing herein shall (i) constitute a waiver of the Required Lenders’ right to request, pursuant to Section 2.08(d) of the Credit Agreement, interest on the principal amount of all outstanding Obligations under the Credit Agreement to be calculated based on the Default Rate or (ii) be deemed to permit the Borrower or any Subsidiary to take any action under any Loan Document that is conditioned upon there being no Default or Event of Default existing at the time of such action (such waiver, subject to the limitations set forth in the foregoing clauses (i) and (ii), the “Temporary Limited Waiver”). In addition, each of the Lender Parties acknowledges and agrees that during the Temporary Limited Waiver Period no right exists to (and none of the Agent, any Lender or any other Person shall) exercise any right or remedy pursuant to Section 8.02 of the Credit Agreement or pursuant to any other provision of any Loan Document (other than as set forth in the immediately preceding sentence), in each case, arising on account of the Anticipated Event of Default. (b) In connection with the Existing Waiver, the Required Lenders requested and the Borrower agreed to pay, effective from and including August 31, 2016, interest on the principal amount of all outstanding obligations under the Credit Agreement at a fluctuating rate

3 per annum equal to the Default Rate. Notwithstanding the Temporary Limited Waiver and in consideration of the granting thereof, the Borrower hereby reaffirms its obligation to pay the interest on the principal amount of all outstanding obligations under the Credit Agreement at a fluctuating rate per annum equal to the Default Rate so long as any Anticipated Event of Default, the Waived Event of Default or any other Event of Default is continuing. In addition, the Borrower and each other Loan Party acknowledges and agrees that, so long as any Anticipated Event of Default or any other Event of Default is continuing, (i) it is not permitted to and it will not take any action under any Loan Document that is conditioned upon there being no Default or Event of Default existing at the time of such action and (ii) neither the Agent nor any Lender is required to facilitate or otherwise permit any action under any Loan Document that is conditioned upon there being no Default or Event of Default existing at the time of such action. (c) The Borrower acknowledges and agrees that the Temporary Limited Waiver is a one-time waiver and is limited to the extent specifically set forth above. Except for the Anticipated Event of Default during the Temporary Limited Waiver Period as described in this Section 3, each Loan Party acknowledges and agrees that the Temporary Limited Waiver shall not waive (or be deemed to be or constitute a waiver of) any covenant, term or provision in the Credit Agreement or any other Loan Document (or any breach thereof or any Default or Event of Default) or hinder, restrict or otherwise modify any of the rights and remedies of any of the Lender Parties in respect of any present or future Default or Event of Default (whether or not related to the Anticipated Event of Default) under the Credit Agreement or any other Loan Document, at law, in equity or otherwise. (d) Immediately upon the Temporary Limited Waiver Period ending in accordance with the terms hereof, the agreements set forth in Section 3(a) shall be void ab initio. (e) As used herein, the term “Temporary Limited Waiver Period” shall mean the period beginning on the Effective Date and ending on the earliest to occur of (the occurrence of an event described in clause (i), (ii), (iii) or (iv) below , a “Termination Event”): (i) the occurrence or existence of any Event of Default (other than the Anticipated Event of Default or the Waived Event of Default), (ii) notice from the Agent or the Required Lenders of the occurrence or existence of any Temporary Limited Waiver Default (as defined below), (iii) the later of (A) September 13, 2016 or (B) such later date as the Required Lenders and the Borrower may agree in their respective sole discretion or (iv) as of any date the unrestricted cash balances and Cash Equivalents of the Borrower and its consolidated Subsidiaries is less than $45,000,000. (f) As used herein, the term “Temporary Limited Waiver Default” shall mean the occurrence or existence of any of the following: (i) any representation or warranty contained in this Agreement shall be incorrect in any material respect as of the Effective Date, provided that if any such representation or warranty is qualified by or subject to a materiality qualification, such representation or warranty shall be incorrect in any respect; (ii) any Loan Party breaches any provision of this Agreement; and

4 (iii) the initiation of any action by, or any other legal challenge of, any Loan Party or any Affiliate thereof to invalidate or limit the enforceability of any provision of this Agreement or any other Loan Document. (g) Upon the occurrence of a Termination Event, the Temporary Limited Waiver Period shall immediately end without the requirement of any demand, presentment, protest, notice or other action of any kind, all of which Borrower and the other Loan Parties each waives, and the Lender Parties shall be entitled to exercise all rights and remedies available under the Loan Documents and/or applicable law in respect of any Anticipated Event of Default that has occurred and is continuing. (h) Any agreement by the Lender Parties to extend the Temporary Limited Waiver Period, if any, must be set forth in writing and signed by a duly authorized signatory of each of the Agent and the Required Lenders. (i) Borrower and the other Loan Parties each acknowledge that the Lender Parties have not made any assurances concerning (i) any possibility of an extension of the Temporary Limited Waiver Period, (ii) the manner in which or whether any Anticipated Event of Default may be resolved or (iii) any additional forbearance, waiver, restructuring or other accommodations. (j) The parties hereto agree that the running of all statutes of limitation and the doctrine of laches applicable to all claims or causes of action that any Lender Party may be entitled to take or bring in order to enforce its rights and remedies against Borrower or any other Loan Party are, to the fullest extent permitted by law, tolled and suspended during the Temporary Limited Waiver Period. SECTION 4.Representations of the Loan Parties. To induce Agent and the other Lender Parties to execute and deliver this Agreement, each Loan Party represents, on a several and not joint basis, to the Lender Parties as of the Effective Date that: (a) the execution, delivery and performance by such Loan Party of this Agreement has been duly authorized by all necessary corporate or other organizational action, and this Agreement is the legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms; (b) neither the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated hereby by such Loan Party will contravene the terms of such Loan Party’s Organization Documents; conflict with or result in any breach or contravention of, or require any payment to be made under, any Contractual Obligation to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Subsidiaries except for conflicts, breaches or contraventions that could not reasonably be expected to result in a Material Adverse Effect; violate any Law or any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject; or result in the creation or imposition of any Lien on any property of such Loan Party;

5 (c) no Event of Default (other than the Anticipated Event of Default and the Waived Event of Default) or Temporary Limited Waiver Default has occurred or is continuing, and no Default (other than the Specified Default) has occurred and is continuing; (d) after giving effect to this Agreement, the representations and warranties contained in the Credit Agreement (other than the representation and warranty contained in Section 5.07 of the Credit Agreement, solely as it relates to any Anticipated Event of Default, the Waived Event of Default or the Specified Default) and the other Loan Documents are true and correct in all material respects on and as of the Effective Date with the same effect as though made on as and as of such Date, except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date, provided that if any such representation or warranty referenced in this clause (d) is qualified by or subject to a “material adverse effect” or similar term or qualification, such representation or warranty shall be true and correct in all respects; (e) the execution, delivery and performance of this Agreement are within the limited liability company, limited partnership, or corporate power and authority of such Loan Party and have been duly authorized by appropriate limited liability company, limited partnership or corporate action and proceedings; (f) there are no governmental or other third party authorizations, approvals, actions, notices or filings required in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for the authorizations, approvals, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect, are required by the Loan Documents, or in the case of any authorization, approval, action, notice or filing from or with a Person other than a Governmental Authority, the failure to have could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (g) the Liens under the Loan Documents are valid, subsisting and perfected and secure the Obligations with the priority required by the Loan Documents. SECTION 5. Ratification of Liability. Borrower and the other Loan Parties, as debtors, grantors, pledgors, guarantors, assignors, or in other similar capacities in which such parties grant liens or security interests in their properties or otherwise act as accommodation parties or guarantors, as the case may be, under the Loan Documents, hereby ratify and reaffirm all of their payment and performance obligations and obligations to indemnify, contingent or otherwise, under each of such Loan Documents to which it is a party, and ratify and reaffirm their grants of liens on or security interests in their properties (including the Collateral) pursuant to such Loan Documents to which they are a party, respectively, as security for the Obligations under or with respect to the Credit Agreement, and confirms and agrees that such liens and security interests hereafter secure all of the Obligations, including, without limitation, all additional Obligations hereafter arising or incurred pursuant to or in connection with this Agreement, the Credit Agreement or any other Loan Document. Borrower and the other Loan Parties further agree and reaffirm that the Loan Documents to which they are parties now apply to all Obligations as defined in the Credit Agreement (including, without limitation, all additional Obligations

6 hereafter arising or incurred pursuant to or in connection with this Agreement, the Credit Agreement or any other Loan Document). Each such party (i) further acknowledges receipt of a copy of this Agreement, (ii) consents to the terms and conditions of same, and (iii) agrees and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and confirmed. SECTION 6. Reference To And Effect Upon The Credit Agreement. (a) Borrower and the other Loan Parties hereby confirm that this Agreement and the other Loan Documents are in full force and effect as of the Effective Date, and that neither Borrower nor any other Loan Party has any right of setoff, recoupment or other offset or any defense, claim or counterclaim with respect to any of the Obligations, the Credit Agreement or any other Loan Document. (b) Except as expressly set forth herein or in the Credit Agreement, the execution, delivery and effectiveness of this Agreement shall not directly or indirectly (i) create any obligation to continue to defer any enforcement action after the occurrence of any Default or Event of Default (including, without limitation, any Temporary Limited Waiver Default), (ii) constitute a consent or waiver of any past, present or future violations of any provisions of the Credit Agreement or any other Loan Documents nor constitute a novation of any of the Loan Documents or of the Obligations under the Credit Agreement or other Loan Documents, (iii) impair, limit, prejudice, amend, modify or operate as a waiver of (A) any terms, conditions, obligations, covenants or agreements of the Credit Agreement or any other Loan Documents or any other document or agreement related thereto, all of which are ratified and affirmed in all respects and shall continue in full force and effect, or (B) any right, power or remedy of any Lender Party, whether such right, power or remedy exists now or in the future, (iv) constitute a consent to any merger or other transaction or to any sale, restructuring or refinancing transaction or (v) constitute a course of dealing or other basis for altering any Obligations or any other contract or instrument. Except as expressly set forth herein, each Lender Party reserves all of its rights, powers, and remedies under the Credit Agreement, the other Loan Documents and applicable law. (c) From and after the Effective Date, the term “Loan Documents” in the Credit Agreement and the other Loan Documents shall include, without limitation, this Agreement. (d) This Agreement shall not be deemed or construed to be a satisfaction, reinstatement, novation, amendment or release of the Credit Agreement or any other Loan Document, all of which remain in full force and effect. SECTION 7. Costs And Expenses, Etc. Section 10.04 of the Credit Agreement is incorporated herein, mutatis mutandis, as if a part hereof. SECTION 8. Governing Law; Consent to Jurisdiction and Venue. This Agreement and the transactions contemplated hereby, and all disputes between the parties under or relating to this Agreement or the facts and circumstances leading to its execution, whether in contract, tort or otherwise, shall be construed in accordance with and governed by the laws (including statutes of

7 limitation) of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction. Section 10.14 of the Credit Agreement is incorporated herein, mutatis mutandis, as if a part hereof. SECTION 9. Construction. Section 1.02 of the Credit Agreement is incorporated herein, mutatis mutandis, as if a part hereof. SECTION 10. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. SECTION 11. Severability. Section 10.12 of the Credit Agreement is incorporated herein, mutatis mutandis, as if a part hereof. SECTION 12. Further Assurances. Borrower and each other Loan Party agrees to take all further actions and execute all further documents as Agent or the Required Lenders may from time to time reasonably request to carry out the transactions contemplated by this Agreement and all other agreements executed and delivered in connection herewith. SECTION 13. Section Headings. Section headings in this Agreement are included herein for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement. SECTION 14. Notices. All notices, requests, and demands to or upon the respective parties hereto shall be given in accordance with the Credit Agreement. SECTION 15. Effectiveness. This Agreement shall become effective at the time (the “Effective Date”) that the following conditions precedent have been satisfied: (a) the Agent shall have received duly executed signature pages for this Agreement signed by the Agent, the Required Lenders, Borrower and other Loan Parties; (b) the representations and warranties in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the Effective Date (other than the representation and warranty contained in Section 5.07 of the Credit Agreement, solely as it relates to any Anticipated Event of Default, the Waived Event of Default or the Specified Default), provided that if any such representation or warranty is qualified by or subject to a materiality qualification, such representation or warranty shall be true and correct in all respects; and (c) no Event of Default (other than the Anticipated Event of Default and the Waived Event of Default) or Temporary Limited Waiver Default or Default (other than the Specified Default) shall have occurred and be continuing as of the Effective Date. SECTION 16. Waiver of Jury Trials. Section 10.15 of the Credit Agreement is incorporated herein, mutatis mutandis, as if a part hereof.

8 SECTION 17. Assignments; No Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of Borrower, the other Loan Parties, the Lender Parties and their respective successors and assigns; provided, that none of the parties hereto or any other Lender shall be permitted to delegate any of their respective duties or assign any of their respective rights and remedies hereunder except in accordance with Section 10.06 of the Credit Agreement without the prior written consent of the Required Lenders and the Agent in their sole discretion. No Person other than the parties hereto shall have any rights hereunder or be entitled to rely on this Agreement and all third-party beneficiary rights are hereby expressly disclaimed. SECTION 18. Final Agreement, Etc. Section 10.21 of the Credit Agreement is incorporated herein, mutatis mutandis, as if a part hereof. SECTION 19. Amendments. This Agreement may not be amended, and no provision hereof may be waived, except by an instrument signed by the Required Lenders and the Loan Parties. [Signature pages to follow]

SIGNATURE PAGE TO TEMPORARY LIMITED WAIVER ADMINISTRATIVE AGENT: U.S. BANK NATIONAL ASSOCIATION, as Agent By: Name: Prital K. Patel Title: Vice President

SIGNATURE PAGE TO TEMPORARY LIMITED WAIVER WEST STREET ENERGY PARTNERS, L.P., as a Lender By: Broad Street Energy Advisors, L.L.C., its General Partner BALIUS CAYMAN L.P., as a Lender By: Broad Street Energy Advisors, L.L.C., its General Partner